                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2002


                               OMNISKY CORPORATION
             (Exact name of registrant as specified in its charter)


                 Delaware                   000-31471              770516363
     (State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
              incorporation)                                    Identification No.)

                       N/A                                   N/A
     (Address of principal executive offices)             (Zip Code)

                                       N/A
              (Registrant's telephone number, including area code)

                           OmniSky Plan Administrator
                             c/o FTI Consulting Inc.
                               199 Fremont Street
                         San Francisco, California 94105
                             Attn: Andrew Hinkelman
                         (Address of Plan Administrator)

                         One Market Street, Spear Tower
                                   Suite 3600
                         San Francisco, California 94105
              (Former name or former address, if changed since last
                                     report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

                  On October 31, 2002, the United States Bankruptcy Court for the Northern District of California (the Honorable Dennis Montali, Bankruptcy Judge) entered its Order (the "Confirmation Order") confirming the First Amended Joint Liquidating Plan of Reorganization, dated as of September 10, 2002 (the "Plan") of OmniSky Corporation (the "Registrant") and its affiliated debtor entities (together with the Registrant, the "Debtors"). The Confirmation Order is attached hereto as Exhibit 2.1, Exhibit A to which is the Plan, both of which are incorporated herein by reference. In accordance with the Court's order entered on September 10, 2002, the Debtors solicited votes on the Plan between September 20, 2002 and October 16, 2002. All voting classes voted overwhelmingly to accept the Plan, with 100% of all timely received valid votes cast in favor of the Plan. Pursuant to the Confirmation Order, the Debtors mailed a Notice of
(1) Entry of Order Confirming the Debtors' First Amended Joint Liquidating Plan of Reorganization Dated September 10, 2002, (2) Occurrence of Effective Date,
(3) Establishment of Limited Notice List, and (4) Administrative Claims and Rejection Bar Date (the "Final Bar Date Notice") to the parties specified in Bankruptcy Rule 2002(f), (i), (j) and (k) on November 11, 2002. The Final Bar Date Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  Under the Plan, all Administrative Expense Claims, Priority Non-Tax Claims, Priority Tax Claims, and Secured Claims, are unimpaired and will be paid in full, and the Plan also provides payment in full of a class of convenience claims (the "Convenience Class" or "Class C-1") consisting of unsecured claims less than or equal to One Thousand Dollars ($1,000) or unsecured claims of greater than One Thousand Dollars ($1,000.00) reduced by their holders to One Thousand Dollars ($1,000.00). All other assets and property of the Debtors, as well as all of the Debtors' rights of action against third parties, are retained by the estates for the benefit of the Debtors' General Unsecured Creditors (the "Class C General Unsecured Creditors"), the holders of the Debtors' Officers' Claims (the "Class D Debtors' Officers' Claims"), the Debtors' Subordinated Claims (the "Class E Subordinated Claims") and the Debtors' Equity Interests (the "Class F Equity Interest"). Class C General Unsecured Claims shall receive a Ratable Proportion of the Unsecured Creditor Fund on account of such Allowed Claim. Class D Debtors' Officers' Claims shall receive a distribution equal to the Ratable Proportion of the Unsecured Creditor Fund on account of such Allowed Claim, but said Distribution shall be made only after all Class C claims have been satisfied in full and the Class C Disputed Claims reserve contains a sufficient amount to pay all Disputed General Unsecured Claims in full if such Disputed Claims were to become Allowed Claims in the amounts asserted by the holders thereof but prior to interest payments on any Allowed Claims. Class E Subordinated Claims and Class F Equity Interests shall receive distribution after payment in full of all other Allowed Claims and interest on those Allowed Claims. If and when all other claims are paid in full, each holder of Class E claims and/or Class F interests shall receive a Ratable Proportion of Cash remaining in the Estates, on a pari passu basis on account of their claims and/or interests. The Plan Administrator will establish six separate bank accounts and allocate Cash among these accounts to satisfy the claims as set forth above.

                  The Plan incorporates an agreement (the "Plan Administration Agreement") reached by and among the Debtors, the Oversight Committee and Mr. Paul J. Weber. A copy of the Plan Administration Agreement is provided as
Exhibit 5.2 to the Plan.

                  The Plan further incorporates an agreement (the "NewsCorp Settlement Agreement") reached by and among the Debtors, the Official Committee of Unsecured Creditors and the News Corporation Limited. A copy of the NewsCorp Settlement Agreement is provided as Exhibit 10.1 to the Plan.

                  The Plan further incorporates an agreement (the "Debtors' Officers Settlement Agreement") reached by and among the Debtors, the Official Committee of Unsecured Creditors and the following Debtors' Officers: Patrick McVeigh, Lawrence Winkler, Michael Malesardi, Scott Wornow, Elan Amir and Raymond Cleeman. The copy of the Debtors' Officers Settlement Agreement is provided as Exhibit 10.2 to the Plan.

                  As of November 18, 2002, according to the NASDAQ website, there were 72,584,000 shares of the Registrant's Common Stock issued and outstanding. Under the Plan, the holders of the Common Stock shall not receive any distribution on account of such stock unless there exists an excess after all allowed claims are satisfied as noted above.

                  A summary of the assets and liabilities of the Debtors is contained in the September Monthly Operating Report filed with the Bankruptcy Court October 18, 2002 and attached as Exhibit 99.1 to the Registrant's Form 8-K filed October 23, 2002 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit.

                  The following exhibit is filed as a part of this report:

                                                                       Incorporated
                                                                       Herein By                 Filed
Exhibit No.       Description                                          Reference                 Herewith
-----------       -----------                                          ---------                 --------
2.1               Confirmation Order (including
                  Debtors' Joint Plan of Liquidation,                                                X
                  as amended)

99.1              Notice of Entry of the Confirmation                                                X
                  Order mailed on November 11, 2002.

99.2              September Monthly Operating Report
                                                                     Exhibit 99.1 to the
                                                                     Registrant's Form
                                                                     8-K filed
                                                                     October 23, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 OMNISKY CORPORATION.



                                        By:       /s/ Paul J. Weber
                                                  -----------------
                                        Name:    Paul J. Weber
                                        Title:   Plan Administrator

Date:    November 18, 2002

                                INDEX OF EXHIBITS

Exhibit No.       Description
-----------       -----------

2.1 Confirmation Order (including Debtors' Joint Plan Liquidating Plan of Reorganization).

99.1     Notice of Entry of the Confirmation Order mailed on November 11, 2002.